Exhibit 10.3
SETTLEMENT AGREEMENT
     THIS SETTLEMENT AGREEMENT (the “Agreement”) is made and dated as of September 3, 2009, by and between Springbrook Investments, L.P., a California limited partnership (“Borrower”), and SPT Real Estate Finance, LLC, a Delaware limited liability company (“Lender”).
RECITALS
     A. Borrower is the maker of that certain promissory note dated March 29, 2006 in the original principal amount of $5,187,000 (the “Note”) payable to Vineyard Bank, N.A., a national banking association (“Original Lender”). The Note is secured by a deed of trust recorded on March 31, 2006 in the Official Records of the Recorder of Riverside County, California (“Official Records”) as document no. 2006-0229400, as modified by that certain Modification of Deed of Trust recorded in the Official Records on May 26, 2006 as document no, 2006-0386956, that certain Modification of Deed of Trust recorded in the Official Records on September 26, 2006 as document no. 2006-0709116 and that certain Modification of Deed of Trust recorded in the Official Records on February 15, 2008 as document no. 2008-0077706 (collectively, the “Deed of Trust”) encumbering certain real property more particularly described on Exhibit A hereto (the “Property”).
     B. Lender is the successor-in-interest to Original Lender’s rights under the Note and the Deed of Trust, as evidenced by that certain Memorandum of Assignment of Note, Deed of Trust and Loan Documents recorded on August 26, 2009 in the Official Records as document no. 444428 by and between Aware Development Company, Inc., a California corporation (“Aware”), and Lender. Aware succeeded to Original Lender’s rights under the Note and Deed of Trust as evidenced by that certain Assignment of Construction Deed of Trust and Fixture Filing recorded on April 8, 2009, in the Official Records as document no. 2009-170509.
     C. The Note is in default and all obligations of Borrower thereunder have been declared due and payable in full. Borrower has agreed that it is in its best interests for Borrower to execute and deliver to Lender a grant deed to the Property in consideration for the discharge by Lender of all obligations of Borrower to Lender under the Note and Deed of Trust (collectively, the “Loan Documents”) and the release by Lender of claims under the Loan Documents against Borrower and its general and/or limited partners, all on the terms and subject to the conditions set forth more particularly in this Agreement.
     NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:
AGREEMENT
     1. Delivery of Closing Documents. On or before the Effective Date (as that term is defined in Paragraph 10 below), Borrower shall execute and deliver or cause to be executed and delivered to Lender each of the following (the “Closing Documents”):
          (a) A grant deed in the form of Exhibit B attached hereto (the “Grant Deed”);
          (b) A release in the form of Exhibit C attached hereto;
          (c) An affidavit of Borrower in the form of Exhibit D attached hereto;
          (d) A partnership authorization from Borrower in the form of Exhibit E attached hereto;
          (e) A FIRPTA certificate in the form of Exhibit F attached hereto, and
          (f) A Form 593 in the form of Exhibit G attached hereto.
     2. Delivery of Release by Lender. Upon the Effective Date, Lender shall deliver to Borrower a release in the form of Exhibit H attached hereto, duly executed by Lender.
     3. Delivery of Property Documents. On or before the Effective Date, Borrower shall deliver to Lender originals of any and all assignable “Entitlements” (as defined in Paragraph 5 below) which are in Borrower’s possession or control.
     4. Delivery of Miscellaneous Items. Borrower has heretofore made or shall hereafter make available to Lender, to the extent in Borrower’s possession or under its control and reasonably needed for Lender’s continued ownership and/or development of the Property, each of the items described on Exhibit I attached hereto. Lender shall have access to all such items and may take possession of such items at any time on or after the Effective Date, and to the extent Lender does not take possession of any such items on the Effective Date, Borrower shall reasonably cooperate with Lender to make such items available to Lender thereafter.
     5. Representations and Warranties of Borrower. Borrower hereby represents and warrants to Lender that, to the best of Borrower’s current actual knowledge, without any independent inquiry or investigation, at the date of execution hereof and at and as of the Effective Date:
          (a) Organization. Borrower is a limited partnership duly organized and validly existing under the laws of the State of California.
          (b) Authorization. The execution, delivery and performance by Borrower of this Agreement and the Closing Documents to which it is a party have been duly authorized by all necessary partnership action and do not require the consent or approval of any person or entity and will not contravene any law, regulation or contractual restriction applicable to or binding upon Borrower or the Property.
          (c) Entitlements. Borrower has previously or concurrently herewith delivered to Lender copies of all licenses, approvals, zoning, registrations, permits and other authorizations necessary to the development of the Property (the “Entitlements”) which are in Borrower’s possession or control.
          (d) No Litigation. Except as set forth on Exhibit J attached hereto, there is no litigation pending against Borrower or the Property, and Borrower has received no notice of any litigation threatened against Borrower or the Property.
          (e) “Foreign Person”. Borrower is not a “foreign person” within the meaning of Section 1445(d)(3) of the Internal Revenue Code.
          (f) No Mechanics Liens. Borrower has not received actual notice of any claims or liens for labor done or materials or services furnished at or to the Property.
     6. Assumed Obligations. Lender hereby agrees to assume, from and after the Effective Date, any liability or obligations arising from any matters of record affecting the Property accruing from and after the Effective Date (collectively, the “Assumed Obligations”).
     7. Disclaimer of Liability to Third Parties. Lender acknowledges that Lender is acquiring the Property subject only to the Assumed Obligations, and then only to the extent Lender would be subject to such obligations in the event Lender acquired the Property through judicial or non-judicial foreclosure proceedings. Lender hereby expressly declines to assume and disclaims any other obligations or liabilities of Borrower or the Property to third parties (including, without limitation, employees or past employees of Borrower) under applicable laws or under any contracts or agreements, except for the Assumed Obligations. Borrower covenants and agrees for the benefit of Lender to satisfy and discharge any and all obligations of Borrower other than the Assumed Obligations and to indemnify, defend and hold Lender harmless with respect to the same at all times from and after the Effective Date.
     8. Cooperation; Other Matters. Prior to, at and at all times following the Effective Date, Borrower agrees to reasonably cooperate with Lender and in furtherance of the foregoing agrees to execute and deliver (or cause to be executed and delivered) to Lender and to do (or cause to be done) such other acts and things as may reasonably be deemed necessary or desirable by Lender and as are reasonably consistent with this Agreement to reasonably assure to Lender the benefit of this Agreement and the Closing Documents; provided, however, that any reasonable out-of-pocket costs incurred by Borrower in connection therewith shall be reimbursed by Lender. Following the execution of this Agreement and prior to the Effective Date, Borrower will not enter into any leases or contracts that would be binding on the Property and/or Lender without Lender’s prior written consent, which may be withheld in Lender’s sole and absolute discretion.
     9. Tax Protest. Prior to the date hereof, Borrower initiated a real property tax appeal (the “Appeal”) with the County of Riverside Assessor’s Office with respect to property taxes for the Property for taxable year(s) ending prior to the Effective Date and/or for the 2009-2010 tax year. Borrower hereby assigns, without recourse or warranty, all of Borrower’s right, title and interest in and to any and all property tax refunds (collectively, the “Refunds”) to Lender, and Borrower covenants and agrees that upon receipt of any Refund, whether before or after the Effective Date, Borrower shall deliver to Lender any sums so received from the County, which assignment and agreement are expressly subject to and conditioned upon the closing of Borrower’s transfer of the Property to Lender.
     10. Effective Date. For purposes of this Agreement, the term “Effective Date” shall mean the date as of which all of the following shall have occurred:
          (a) There have been delivered to the Lender duly executed and acknowledged as required, each of the following:
               (1) This Agreement;
               (2) The Closing Documents and all deliveries in connection therewith;
               (3) Evidence reasonably satisfactory to Lender that upon recordation of the Grant Deed Lender’s title to the Property will be insured by a policy of title insurance issued by Commerce Title, which policy of title insurance will be in full force and effect, will be subject only to reasonable exceptions approved by Lender and will be issued in accordance with and subject to the requirements of the recording instructions in the form of Exhibit K attached hereto; and
          (b) The Grant Deed has been duly recorded consistent with the recording instructions in the form of Exhibit K attached hereto.
If the Effective Date shall not have occurred on or before September 4, 2009 then this Agreement shall, at the option of Lender (as evidenced by written notice to such effect delivered by Lender to Borrower), terminate, the agreements of Lender contained herein shall be null and void, and Lender may proceed to exercise any and all rights, powers and remedies it has under the Loan Documents.
     11. Headings. Paragraph headings contained in this Agreement are for reference purposes only, and shall not affect in any way the meaning or interpretation of this Agreement.
     12. Entire Agreement; Counterparts. This Agreement, the Exhibits attached hereto and the documents referred to herein or executed concurrently herewith in connection herewith, constitute the entire agreement between the parties with respect to the subject matter hereof, and there are no prior agreements, understandings, restrictions, warranties or representations among the parties with regard thereto. This Agreement may be executed in multiple counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one and the same document.

     13. Time of the Essence. Time is of the essence with respect to all of the terms, conditions and obligations set forth herein.
     14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California.
     15. Amendment and Waiver. Neither this Agreement, the Closing Documents or any of the provisions hereof or thereof may be modified, waived, discharged or terminated, except by an instrument in writing signed by the party against whom enforcement of the modification, waiver, discharge or termination is sought.
     16. Attorneys’ Fees. Each of the parties hereto agrees to pay all fees and expenses, including, without limitation, reasonable attorneys’ fees, incurred by it in connection with the preparation and negotiation of this Agreement and the other Closing Documents and the closing of the transactions contemplated hereby. In any action brought by either party to enforce any of such party’s rights or remedies under this Agreement or under the Closing Documents, the prevailing party shall be entitled to all reasonable attorneys’ fees and all costs, expenses and disbursements in connection with such action. The obligations of the parties hereunder shall survive the closing of the transactions contemplated hereby or, if the Effective Date does not occur as contemplated by Paragraph 10 above, the termination of this Agreement.
     17. Survival. All of the covenants and agreements of the parties hereunder shall survive the Effective Date, the recordation of the Grant Deed and the consummation of the transactions contemplated hereby.
     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

LENDER:

SPT Real Estate Finance, LLC, a Delaware limited liability company

By:	Shopoff Partners, L.P., a Delaware limited Partnership, sole member

	By:	Shopoff General Partner, LLC, a Delaware limited liability company, general partner

		By:	Shopoff Properties, Trust, Inc., a Maryland corporation, Manager

By:	/s/ William A. Shopoff
William A. Shopoff, President and Chief
Executive Officer

BORROWER:

Springbrook Investments, L.P., a California limited partnership

By: Highgrove, Inc., its General Partner

By:	/s/ William A. Shopoff
William A. Shopoff, Secretary

By:	/s/ Cindy I. Shopoff
Cindy I. Shopoff, President

SCHEDULE OF EXHIBITS

EXHIBIT	DESCRIPTION

A	Legal Description of Property

B	Form of Grant Deed

C	Form of Borrower’s Release

D	Form of Affidavit of Borrower

E	Form of Borrower Partnership Authorization

F	Form of FIRPTA Certificate

G	Form of Form 593

H	Form of Lender’s Release

I	Schedule of Additional Closing Items

J	Litigation Disclosure

K	Form of Recording Instructions

Exhibit A
Legal Description of Property
Exhibit A, p.1 of 1

Real property in the City of Riverside, County of Riverside, State of California, described as follows:
PARCEL 1 (349-170-003):
GOVERNMENT LOT 4 IN THE SOUTHEAST 1/4 OF SECTION 22, TOWNSHIP 5 SOUTH, RANGE 4 WEST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF RIVERSIDE, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.
EXCEPT THAT PORTION INCLUDED WITHIN THAT PORTION DESCRIBED AS FOLLOWS:
BEGINNING AT THE NORTHEAST CORNER OF HOMESTEAD QUARTZ MINE, KNOWN AS LOT 39, IN SAID SECTION 22; THENCE NORTH, TO THE SOUTH LINE OF THE NORTHEAST 1/4 OF SAID SECTION; THENCE WEST, TO THE INTERSECTION OF SAID SOUTH LINE OF THE NORTHEAST 1/4 OF SAID SECTION WITH THE NORTH LINE OF SAID LOT 39; THENCE SOUTHEASTERLY FOLLOWING THE NORTH LINE OF SAID LOT 39, TO THE POINT OF BEGINNING.
ALSO EXCEPTING THE EASTERLY 690 FEET OF SAID GOVERNMENT LOT 4.
ALSO EXCEPTING THE SOUTHERLY 530 FEET.
EXCEPTING THEREFROM 1/2 OF ALL OIL, GAS AND MINERAL RIGHTS, RESERVED IN THE DEED RECORDED FEBRUARY 23, 1972 AS INSTRUMENT NO. 23316 OF OFFICIAL RECORDS.
PARCEL 2: (349-170-004):
THE NORTHERLY 330 FEET OF THE EASTERLY 690 FEET OF GOVERNMENT LOT 4 IN THE SOUTHEAST 1/4 OF SECTION 22, TOWNSHIP 5 SOUTH, RANGE 4 WEST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF RIVERSIDE, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF;
EXCEPT THAT PORTION INCLUDED WITH THAT PORTION DESCRIBED AS FOLLOWS:
THE WESTERLY 60 FEET OF SAID EASTERLY 690 FEET FOR ROAD AND WIND VISIBILITY PURPOSES;
EXCEPTING THEREFROM 1/2 OF ALL OIL, GAS AND MINERAL RIGHTS, RESERVED IN THE DEED RECORDED FEBRUARY 23, 1972 AS INSTRUMENT NO. 23314 OF OFFICIAL RECORDS.
PARCEL 3 (349-170-005):
THE SOUTH 330 FEET OF THE NORTH 660 FEET OF THE EASTERLY 690 FEET OF GOVERNMENT LOT 4 IN THE SOUTHEAST 1/4 OF SECTION 22, TOWNSHIP 5 SOUTH, RANGE 4 WEST, SAN BERNARDINO BASE AND MERIDIAN.
EXCEPTING THEREFROM 1/2 OF ALL OIL, GAS AND MINERAL RIGHTS, RESERVED IN THE DEED RECORDED FEBRUARY 23, 1972 AS INSTRUMENT NO. 23314 OF OFFICIAL RECORDS.
PARCEL 4 (349-170-006):
Exhibit A, p.2 of 1

THE SOUTH 1/2 OF THE EASTERLY 690 FEET OF GOVERNMENT LOT 4, IN THE SOUTHEAST 1/4 OF SECTION 22, TOWNSHIP 5 SOUTH, RANGE 4 WEST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF RIVERSIDE, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLATS THEREOF
EXCEPTING THE SOUTHERLY 330 FEET OF SAID EASTERLY 690 FEET OF GOVERNMENT LOT 4.
EXCEPTING THEREFROM 1/2 OF ALL OIL, GAS AND MINERAL RIGHTS, RESERVED IN THE DEED RECORDED FEBRUARY 23, 1972 AS INSTRUMENT NO. 23314 OF OFFICIAL RECORDS.
PARCEL 5 (349-170-008):
THE EASTERLY 1/2 OF THE SOUTHERLY 560 FEET OF GOVERNMENT LOT 2 IN THE SOUTHEAST 1/4 OF SECTION 22, TOWNSHIP 5 SOUTH, RANGE 4 WEST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF RIVERSIDE, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.
EXCEPTING THE SOUTHERLY 265 FEET OF SAID GOVERNMENT LOT 2
ALSO EXCEPTING THEREFROM 1/2 OF ALL OIL, GAS AND MINERAL RIGHTS, RESERVED IN THE DEED RECORDED FEBRUARY 25, 1972 AS INSTRUMENT NO. 24579 OF OFFICIAL RECORDS.
PARCEL 6 (349-170-011):
THE EAST 1/2 OF THE SOUTHERLY 265 FEET OF GOVERNMENT LOT 2 IN THE SOUTHEAST 1/4 OF SECTION 22, TOWNSHIP 5 SOUTH, RANGE 4 WEST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF RIVERSIDE, STATE OF CALIFORNIA, ACCORDING THE OFFICIAL PLAT THEREOF.
EXCEPTING THEREFROM 1/2 OF ALL OIL, GAS AND MINERAL RIGHTS, RESERVED IN THE DEED RECORDED FEBRUARY 29, 1972 AS INSTRUMENT NO. 26947 OF OFFICIAL RECORDS.
PARCEL 7 (349-170-013)
THE EASTERLY 690 FEET OF GOVERNMENT LOT 4 IN THE SOUTHEAST 1/4 OF SECTION 22, TOWNSHIP 5 SOUTH, RANGE 4 WEST, SAN BERNARDINO BASE AND MERIDIAN.
EXCEPTING THEREFROM THE NORTH 990 FEET THEREOF.
EXCEPTING THEREFROM 1/2 OF ALL OIL, GAS AND MINERAL RIGHTS, RESERVED IN THE DEED RECORDED FEBRUARY 23, 1972 AS INSTRUMENT NO. 23314 OF OFFICIAL RECORDS.
PARCEL 8 (349-180-002):
THE NORTH 1/2 OF THE NORTHWEST 1/4 OF THE SOUTHEAST 1/4 OF THE SOUTHEAST 1/4 OF SECTION 22, TOWNSHIP 5 SOUTH, RANGE 4 WEST SAN BERNARDINO AND MERIDIAN.
PARCEL 9 (349-180-004):
THE SOUTH 1/2 OF THE NORTHEAST 1/4 OF THE SOUTHEAST 1/4 OF THE SOUTHEAST 1/4 OF SECTION 22, TOWNSHIP 5 SOUTH, RANGE 4 WEST SAN BERNARDINO AND MERIDIAN, IN THE COUNTY OF RIVERSIDE, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.
Exhibit A, p.3 of 1

EXCEPTING THEREFROM 1/2 OF ALL OIL, GAS AND MINERAL RIGHTS, RESERVED IN THE DEED RECORDED FEBRUARY 25, 1972 AS INSTRUMENT NO. 24577 OF OFFICIAL RECORDS.
PARCEL 10 (349-180-006):
THE SOUTHWEST 1/4 OF THE SOUTHEAST 1/4 OF SECTION 22, TOWNSHIP 5 SOUTH, RANGE 4 WEST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF RIVERSIDE, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF;
EXCEPT THAT PORTION DESCRIBED AS FOLLOWS:
BEGINNING AT A POINT ON THE WEST LINE OF THE SOUTHEAST 1/4 OF SAID SECTION, 66 FEET SOUTH OF THE NORTHWEST CORNER OF THE SOUTHWEST 1/4 OF THE SOUTHEAST 1/4 OF SAID SECTION; THENCE EAST 660 FEET, PARALLEL WITH THE NORTH LINE THEREOF; THENCE SOUTH 594 FEET PARALLEL WITH THE WEST LINE OF THE SOUTHEAST 1/4 OF SAID SECTION; THENCE WEST 660 FEET, PARALLEL WITH THE NORTH LINE OF THE SOUTHWEST 1/4 OF THE SOUTHEAST 1/4 OF SAID SECTION, TO A POINT ON THE WEST LINE THEREOF; THENCE NORTH 594 FEET ON SAID WEST LINE TO THE POINT OF BEGINNING.
ALSO EXCEPTING THE SOUTHERLY 1/2 OF THE SOUTHWEST 1/4 OF THE SOUTHEAST 1/4 OF SAID SECTION 22.
ALSO EXCEPTING THE NORTHERLY 66 FEET OF THE SOUTHWEST 1/4 OF THE SOUTHEAST 1/4 OF SECTION 22, AND THE SOUTHERLY 330 FEET OF THE NORTHEAST 1/4 OF THE SOUTHWEST 1/4 OF THE SOUTHEAST 1/4 OF SECTION 22.
ALSO EXCEPTING THEREFROM 1/2 OF ALL OIL, GAS AND MINERAL RIGHTS, RESERVED IN THE DEED RECORDED FEBRUARY 28, 1972 AS INSTRUMENT NO. 25409 OF OFFICIAL RECORDS.
PARCEL 11 (349-180-007):
THE SOUTHWEST 1/4 OF THE SOUTHEAST 1/4 OF SECTION 22, TOWNSHIP 5 SOUTH, RANGE 4 WEST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF RIVERSIDE, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF;
EXCEPT THAT PORTION DESCRIBED AS FOLLOWS:
BEGINNING AT A POINT ON THE WEST LINE OF THE SOUTHEAST 1/4 OF SAID SECTION, 66 FEET SOUTH OF THE NORTHWEST CORNER OF THE SOUTHWEST 1/4 OF THE SOUTHEAST 1/4 OF SAID SECTION; THENCE EAST 660 FEET, PARALLEL WITH THE NORTH LINE THEREOF; THENCE SOUTH 594 FEET; PARALLEL WITH THE WITH WEST LINE OF THE SOUTHEAST 1/4 OF SAID SECTION; THENCE WEST 660 FEET, PARALLEL WITH THE NORTH LINE OF THE SOUTHWEST 1/4 OF SAID SECTION, TO A POINT ON THE WEST LINE THEREOF; THENCE NORTH 594 FEET ON SAID WEST LINE TO THE POINT OF BEGINNING.
ALSO EXCEPTING THE SOUTHERLY 1/2 OF THE SOUTHWEST 1/4 OF THE SOUTHEAST 1/4 OF SAID SECTION 22.
ALSO EXCEPTING THE NORTHERLY 330 FEET OF THE SOUTHWEST 1/4 OF THE SOUTHEAST 1/4 OF SECTION 22, AND THE SOUTHERLY 30 FEET OF THE NORTHEAST 1/4 OF THE SOUTHWEST 1/4 OF THE SOUTHEAST 1/4 OF SECTION 22.
ALSO EXCEPTING THEREFROM 1/2 OF ALL OIL, GAS AND MINERAL RIGHTS, RESERVED IN THE DEED RECORDED FEBRUARY 28, 1972 AS INSTRUMENT NO. 25409 OF OFFICIAL RECORDS.
Exhibit A, p. 4 of 1

PARCEL 12 (349-180-016):
THE SOUTHWEST 1/4 OF THE SOUTHEAST 1/4 OF THE SOUTHEAST 1/4 OF SECTION 22, TOWNSHIP 5 SOUTH, RANGE 4 WEST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF RIVERSIDE, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF;
EXCEPT THE SOUTHERLY 374 FEET OF THE SOUTHWEST 1/4 OF THE SOUTHEAST 1/4 OF SOUTHEAST 1/4 OF SAID SECTION;
EXCEPTING THEREFROM 1/2 OF ALL OIL, GAS AND MINERAL RIGHTS, RESERVED IN THE DEED RECORDED FEBRUARY 25,1972 AS INSTRUMENT NO. 24577 OF OFFICIAL RECORDS.
PARCEL 13 (349-180-020):
THE EASTERLY 1/2 OF THE SOUTHEAST 1/4 OF THE SOUTHEAST 1/4 OF THE SOUTHEAST 1/4 OF SECTION 22, TOWNSHIP 5 SOUTH, RANGE 4 WEST, SAN BERNARDINO BASE AND MERIDIAN.
EXCEPT THE SOUTHERLY 374 FEET OF SAID SOUTHEAST 1/4.
PARCEL 14 (349-160-010):
THE NORTHWEST 1/4 OF THE EASTERLY HALF OF THE SOUTHERLY HALF OF THE SOUTHWEST QUARTER OF SECTION 22, TOWNSHIP 5 SOUTH, RANGE 4 WEST, RECORDS OF RIVERSIDE COUNTY, CALIFORNIA.
PARCEL 15 (APN 349-170-009):
THE WESTERLY HALF OF THE SOUTHERLY 560 FEET OF THE GOVERNMENT LOT 2 IN THE SOUTHEAST QUARTER OF SECTION 22, TOWNSHIP 5 SOUTH, RANGE 4 WEST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF RIVERSIDE, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.
EXCEPTING THE SOUTHERLY 265 FEET OF SAID GOVERNMENT LOT 2.
PARCEL 16 (APN 349-170-007):
THE NORTH 265 FEET MORE OR LESS OF THE SOUTH 530 FEET MORE OR LESS OF THE WEST 640 FEET MORE OR LESS OF GOVERNMENT LOT 4 IN THE SOUTHEAST QUARTER OF SECTION 22, TOWNSHIP 5 SOUTH, RANGE 4 WEST, SAN BERNARDINO BASE AND MERIDIAN.
PARCEL 17 (APN 349-180-008):
THE SOUTH 30 FEET OF THE SOUTH HALF OF THE NORTHEAST QUARTER OF THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 22, TOWNSHIP 5 SOUTH, RANGE 4 WEST, SAN BERNARDINO BASE AND MERIDIAN.
PARCEL 18 (APN 349-180-017):
Exhibit A, p. 5 of 1

THE SOUTH 30 FEET OF THE NORTH 316 FEET OF THE SOUTHWEST 1/4 OF THE SOUTHEAST 1/4 OF THE SOUTHEAST 1/4 OF SECTION 22. TOWNSHIP 5 SOUTH, RANGE 4 WEST, SAN BERNARDINO BASE AND MERIDIAN.
PARCEL 19 (APN 349-180-001 Now 349-180-035):
THE NORTH 66 FEET OF THE SOUTHWEST 1/4 OF THE SOUTHEAST 1/4 OF SECTION 22, TOWNSHIP 5 SOUTH, RANGE 4 WEST, SAN BERNARDINO BASE AND MERIDIAN.
PARCEL 20 (349-150-034-3):
THE SOUTH 20 ACRES OF THE NORTH HALF OF THE SOUTHWEST QUARTER OF SECTION 22, TOWNSHIP 5 SOUTH, RANGE 4, WEST, SAN BERNARDINO BASE AND MERIDIAN.
EXCEPTING THEREFROM THE EASTERLY 5 ACRES THEREOF AND EXCEPTING THEREFROM THE WESTERLY 9 ACRES THEREOF.
PARCEL 21 (349-160-011):
THE EAST HALF OF THE SOUTHEAST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 22, TOWNSHIP 5 SOUTH, RANGE 4 WEST, SAN BERNARDINO BASE AND MERIDIAN;
EXCEPTING THEREFROM THE SOUTHERLY 374 FEET.
PARCEL 22 (349-170-010)
THE SOUTHERLY 265 FEET OF GOVERNMENT LOT 2 IN THE SOUTHEAST QUARTER OF SECTION 22, TOWNSHIP 5 SOUTH, RANGE 4 WEST, SAN BERNARDINO BASE AND MERIDIAN, ACCORDING TO THE OFFICIAL PLAT THEREOF.
EXCEPTING THEREFROM 1/2 OF ALL OIL, GAS AND MINERAL RIGHTS AS RESERVED IN THE DEED RECORDED FEBRUARY 29, 1972 AS INSTRUMENT NO. 26947 OF OFFICIAL RECORDS OF SAID COUNTY.
ALSO EXCEPTING THEREFROM THE EAST 1/2 OF THE SOUTHERLY 265 FEET OF GOVERNMENT LOT 2 IN THE SOUTHEAST 1/4 OF SECTION OF SECTION 22, TOWNSHIP 5 SOUTH, RANGE 4 WEST, SAN BERNARDINO BASE AND MERIDIAN AS CONVEYED TO GLEN C.J. FREESE, BY GRANT DEED RECORDED FEBRUARY 29, 1972 AS INSTRUMENT NO. 26952 OF OFFICIAL RECORDS OF SAID COUNTY.
PARCEL 23 (349-170-012)
THE SOUTHERLY 265 FEET OF GOVERNMENT LOT 4 IN THE SOUTHEAST QUARTER OF SECTION 22, TOWNSHIP 5 SOUTH, RANGE 4 WEST, SAN BERNARDINO BASE AND MERIDIAN, ACCORDING TO THE OFFICIAL PLAT THEREOF.
EXCEPT THAT PORTION INCLUDED WITHIN THAT PORTION DESCRIBED AS FOLLOWS:
BEGINNING AT THE NORTHEAST CORNER OF HOMESTEAD QUARTZ MINE, ALSO KNOW AS LOT 39, IN SAID SECTION 22; THENCE NORTH, TO THE SOUTH LINE OF THE NORTHEAST 1/4 OF SAID SECTION; THENCE WEST, TO THE INTERSECTION OF SAID SOUTH LINE OF THE NORTHEAST 1/4 OF SAID
Exhibit A, p. 6 of 1

SECTION WITH THE NORTH LINE OF SAID LOT 39; THENCE SOUTHEASTERLY FOLLOWING THE NORTH LINE OF SAID LOT 39, TO THE POINT OF BEGINNING.
ALSO EXCEPTING THE EASTERLY 690 FEET OF SAID GOVERNMENT LOT 4
ALSO EXCEPTING THEREFROM, ONE HALF OF ALL OIL, GAS, AND MINERAL RIGHTS AS RESERVED IN DOCUMENT RECORDED FEBRUARY 28, 1972 AS INSTRUMENT NO. 25411 OF OFFICIAL RECORDS OF SAID COUNTY.
PARCEL 24 (349-180-005)
THE SOUTH 1/2 OF THE NORTHEAST 1/4 OF THE SOUTHEAST 1/4 OF THE SOUTHEAST 1/4 OF SECTION 22, TOWNSHIP 5 SOUTH, RANGE 4 WEST, SAN BERNARDINO BASE AND MERIDIAN, ACCORDING TO THE GOVERNMENT SURVEY.
EXCEPTING THEREFROM 1/2 OF ALL OIL, GAS AND MINERAL RIGHTS.
APN: 349-170-003 and 349-170-004 and 349-170-005 and 349-170-006 and 349-170-008 and 349-170-011 and 349-170-013 and 349-180-002 and 349-180-004 and 349-180-006 and 349-180-007 and 349-180-016 and 349-180-020 and 349-160-010 and 349-170-009 and 349-170-007 and 349-180-008 and 349-180-017 and 349-180-035 and 349-150-034 and 349-160-011 and 349-170-010 and 349-170-012 and 349-180-005
Exhibit A, p. 7 of 1

Exhibit B
RECORDING REQUESTED BY
AND WHEN RECORDED RETURN TO:
Croudace & Dietrich LLP
4750 Von Karman
Newport Beach, California 92660
Attention: Debra M. Dietrich, Esq.
MAIL TAX STATEMENTS TO:
SPT Real Estate Finance, LLC
8951 Research Dr.
Irvine, CA 92618
Documentary Transfer Tax of $0, based on full value of property conveyed less value of liens and encumbrances remaining at time of sale (value of property conveyed does not exceed liens and encumbrances)
GRANT DEED
     FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, Springbrook Investments, L.P., a California limited partnership (“Grantor”) hereby grants to SPT Real Estate Finance, LLC, a Delaware limited liability company (“Grantee”), the real property located in the unincorporated area of the County of Riverside, State of California, described on Exhibit A attached hereto and made a part hereof, together with all licenses, approvals, zoning, registrations, permits and other authorizations pertaining to the use and/or development thereof.
     This deed is an absolute conveyance, Grantor having sold said land to Grantee for a fair and adequate consideration, in addition to that above recited, being (i) the acceptance by Grantee hereof in full satisfaction and discharge of Grantor’s obligations evidenced by a promissory note (“Note”) in the original principal amount of $5,187,000.00 and dated as of March 29, 2006, secured by a deed of trust (“Deed of Trust”) executed by Grantor for the benefit of Vineyard Bank, N.A. and recorded March 31, 2006 as Instrument No. 2006-0229400 in the Official Records of Riverside County, California, as modified, amended and/or assigned, and (ii) the release by Grantee of claims against Grantor and its general and limited partners with respect to the loan evidenced by the Note, as set forth in a separate Release of even date herewith by Grantee for the benefit of Grantor. Grantor declares that this conveyance is freely and fairly made, and that there are no agreements, oral or written, other than this deed between Grantor and Grantee with respect to said land which affects the absolute nature of the conveyance hereby made.
Exhibit B, p. l of 3

     Said property is conveyed to Grantee subject to all liens, encumbrances, easements, covenants, conditions and restrictions of record.
     Executed as of this 3rd day of September, 2009.

Springbrook Investments, L.P., a California limited partnership

By: Highgrove, Inc., its General Partner

By:
William A. Shopoff, Secretary

By:
Cindy I. Shopoff, President
Exhibit B, p. 2 of 3

State of California	)
County of	)
On                                                              before me,                                           , Notary Public, personally appeared                                         , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.
Signature                                                              (Seal)
Exhibit B, p. 3 of 3

Exhibit C
GENERAL RELEASE
          FOR GOOD AND VALUABLE CONSIDERATION, the receipt and adequacy of which are hereby acknowledged, the undersigned, Springbrook Investments, L.P., a California limited partnership, and its successors and assigns (collectively, “Releasor”) does hereby forever release, discharge and acquit SPT Real Estate Finance, LLC, a Delaware limited liability company (“Lender”), its officers, directors, members, managers, agents and employees, and their successors, heirs, and assigns, and each of them, of and from any and all claims, demands, obligations, liabilities, indebtednesses, breaches of contract, breaches of duty or any relationship, acts, omissions, misfeasance, malfeasance, cause or causes of action, debts, sums of money, accounts, compensations, contracts, controversies, promises, damages, costs, losses and expenses, of every type, kind, nature, description or character, and irrespective of how, why, or by reason of what facts, whether heretofore, now existing or hereafter arising, or which could, might, or may be claimed to exist, of whatever kind or name, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, each as though fully set forth herein at length, which in any way arise out of, are connected with or relate to the Loan (as that term and capitalized terms not otherwise defined herein are defined in that certain Settlement Agreement dated of even date herewith, pursuant to which this Release is delivered) (collectively, “Claims”), including, without limitation, all Claims arising out of, connected with or relating to the Loan Documents, the Settlement Agreement and the other Closing Documents (as such capitalized terms are defined in the Settlement Agreement) (other than (i) in the case of the Settlement Agreement and the other Closing Documents to which Lender is a party, Claims directly resulting from the material failure of Lender to observe or perform its obligations thereunder and (ii) any rights or remedies, including, without limitation, the right to contribution, which Releasor or any of their successors or assigns may have against Lender under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (codified at Title 42 U.S.C. § 9601 et seq.), as it may be amended from time to time, or any other applicable federal, state or local laws relating to hazardous materials).
          As further consideration for this Release, the Releasor hereby agrees, represents and warrants that the matters released herein are not limited to matters which are known or disclosed, and the Releasor hereby waives any and all rights and benefits which it now has, or in the future may have, conferred upon it by virtue of the provisions of Section 1542 of the Civil Code of the State of California which provides as follows:
A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.
          In this connection, the Releasor hereby agrees, represents and warrants that it realizes and acknowledges that factual matters now unknown to it may have given or may hereafter give rise to Claims which are presently unknown, unanticipated and unsuspected, and it further agrees, represents and warrants that this Release has been negotiated and agreed upon in light of that realization and that it nevertheless hereby intends to release, discharge and acquit the parties set forth hereinabove from any such unknown Claims which are in any way related to the matters released hereinabove.
          IT IS HEREBY FURTHER UNDERSTOOD AND AGREED that the acceptance of delivery of this Release by the parties released hereby shall not be deemed or construed as an admission of liability by any party released by the terms hereof, and each such party hereby expressly denies liability of any nature whatsoever arising from or related to the subject of the within Release.
          The Releasor hereby agrees, represents and warrants that it has had advice of counsel of its own choosing in negotiations for and the preparation of the within release, that it has read this Release or has had the same read to it by its counsel, that it has had the within Release fully explained by such counsel, and that it is fully aware of its contents and legal effect.
          DATED: September 3, 2009.

RELEASOR:	Springbrook Investments L.P., a California limited partnership

By: Highgrove, Inc., its General Partner

By:

William A. Shopoff, Secretary

By:

Cindy I. Shopoff, President

Certification of Counsel
     I have advised the Releasor under the above Release of the meaning and effect of the provisions of Section 1542 of the California Civil Code and that Releasor, acting through Its authorized agents, has voluntarily waived any rights Releasor may have thereunder, as well as under any other statutes or common law principles of similar effect.

Attorney for Releasor

Exhibit D
ESTOPPEL AFFIDAVIT

STATE OF CALIFORNIA	)
) ss.
COUNTY OF ORANGE	)
     The undersigned, being the sole general partner of Springbrook Investments, L.P., a California limited partnership (the “Borrower”), being duly sworn, deposes and says on behalf of the Borrower:
     That it is the entity which made, executed and delivered that certain partnership grant deed to SPT Real Estate Finance, LLC, a Delaware limited liability company (the “Lender”), dated September 3, 2009, conveying that certain real property described in Schedule I attached hereto (the “Property”).
     That the aforesaid deed is intended to be and is an absolute conveyance of the title to the Property to the Lender, and was not and is not now intended as a mortgage, trust conveyance, or security of any kind; that it was and it is the intention of the Borrower as grantor in said deed to convey, and by said deed the Borrower did convey to Lender, all its right, title and interest absolutely in and to the Property; that possession of the Property has been surrendered to Lender;
     That in the execution and delivery of said deed the Borrower was not acting under any misapprehension as to the effect thereof, and acted freely and voluntarily and was not acting under coercion or duress;
     That the execution and delivery of said deed by the Borrower was duly authorized by a Partnership Authorization of the General Partner of the Borrower, an original, fully executed copy of which is attached hereto as Schedule II;
     That the consideration for said deed was and is: (a) the discharge by Lender of all of the debts, obligations, costs, and charges of the Borrower (1) secured by that promissory note (“Note”(in the original principal amount of $5,187,000.00 and dated as of March 29, 2006, secured by a deed of trust (“Deed of Trust”) executed by Borrower for the benefit of Vineyard Bank, N.A. and recorded March 31, 2006 as Instrument No. 2006-0229400 of the Official Records of Riverside County, California, as modified, amended and/or assigned, and (b) the release by Lender of claims against Borrower or its general or limited partners with respect to the loan evidenced by the Note, as set forth in a separate Release of even date herewith by Lender in favor of Borrower. At the time of making said deed and said Note the Borrower believed and now believes that the aforesaid consideration therefor represents the fair value of the Property;
     This affidavit is made for the protection and benefit of Lender, its affiliates,
Exhibit D, p. 1 of 2

successors arid assigns, and all other parties hereafter dealing with or who may acquire an interest in the property herein described, and particularly for the benefit of Chicago Title Insurance Company which is about to insure the title to the Property in reliance thereon, and any other title company which may hereafter insure the title to the Property; and
     That the Borrower (and its general partner on its behalf) will testify, declare, depose or certify before any competent tribunal, officer, or person, in any case now pending or which may hereafter be instituted, to the truth of the particular facts hereinabove set forth.

Highgrove, Inc.
By:
William A. Shopoff, Secretary

By:
Cindy I. Shopoff, President

Exhibit D, p. 2 of 2

Schedule I
Legal Description of Property
Schedule I

Schedule II
Partnership Authorization
Schedule II

PARTNERSHIP AUTHORIZATION
(Springbrook Investments, L.P.)
To: SPT Real Estate Finance, LLC
          The undersigned hereby certifies as follows:
          1. That it is the sole general partner of Springbrook Investments, L.P., a limited partnership existing under the laws of the State of California (the “Partnership”).
          2. That the undersigned, acting alone and without the consent of any limited partner of the Partnership, has full power and authority to:
(a)	execute and deliver a Settlement Agreement (the “Settlement Agreement”), by and among the Partnership and SPT Real Estate Finance, LLC (“Lender”), and perform the transactions contemplated thereby; and

(b)	execute and deliver all Closing Documents required by (and as defined in) the Settlement Agreement, including, but not limited to, a Grant Deed and Release, and perform the respective transactions contemplated thereby.
          3. That all instruments and documents hereinabove referred to shall be in such form and shall contain such terms and conditions as may be approved by such general partner, such approval to be conclusively evidenced by such general partner’s execution thereof.
          4. That Lender shall be entitled to act in reliance upon the matters herein contained without further inquiry of any kind, notwithstanding anything contained in the Agreement and Articles of Limited Partnership of the Partnership or any other agreements or documents.
          WITNESS the due execution hereof this 3rd day of September, 2009.

Highgrove, Inc.
By:
William A. Shopoff, Secretary

By:
Cindy I. Shopoff, President

Exhibit E, p. 1 of 1

Exhibit F
CERTIFICATE OF TRANSFEROR OTHER
THAN AN INDIVIDUAL
(FIRPTA Affidavit)
          Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform SPT Real Estate Finance, LLC, a Delaware limited liability company, as transferee of certain real property located in Los Angeles, California, that withholding of tax is not required upon the disposition of such U.S. real property interest by Harbor Realty Investors, a California limited partnership (“Transferor”), the undersigned hereby certifies the following on behalf of Transferor:
          1. Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and related Income Tax Regulations);
          2. Transferor is not a disregarded entity as defined in Section 1.1445-2(b)(2)(iii);
          3. Transferor’s U.S. employer identification number is 75-3014860; and
          4. Transferor’s office address is 8951 Research Dr., Irvine, CA 92618.
          Transferor understands that this certification may be disclosed to the Internal Revenue Service by the transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.
          Under penalty of perjury, I declare that I have examined this certificate and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Transferor.

Springbrook Investments, L.P., a California limited partnership

By:	Highgrove, Inc., its General Partner

By:
William A. Shopoff, Secretary

By:
Cindy I. Shopoff, President
Dated as of September 3, 2009
NOTICE TO TRANSFEREE (BUYER): You are required by law to retain this Certificate until the end of the fifth taxable year following the taxable year in which the transfer takes place and to make it available to the Internal Revenue Service if requested during that period.
Exhibit F, p. 1 of 1

ExhibitGFormofForm593YEARCALIFORNIAFORM2009RealEstateWithholdingCertificate593-CPartI-Seller’sInformation ReturnthisfromtoyourescrowcompanyNameSPRINGBROOKINVESTMENTS,LPSSNORITINSpouse’sRDP’sName(ifjointlyowned)S pouse’sRDP’sSSNorITIN(ifjointlyowned)Address(includingroom,POBoxorPMBno.)FBNGACorpno.8951ResarchDr.753014 860CityIrvine,stateCAZPCode92618OwnershipPercentage%100%Propertyaddress(ifnostreetaddress,provideparcelnumbe rcounty)Todeterminewhetheryouqualityforafullaspartialwithholdingexemption,checkallboxesthatapplytotheproperl ybeingsoldortransferred.(Seeline-by-linenotesintheInstructions)PartII-Certificationwhichfullyexemptthesalefr omwithholding:ThePropertyqualifiesasthesaller’s(ordecedent’sifbeingsoldbythedecedent’sestate)principalresidenc ewithinthemeaningofInternalRevenuecode(IRC)Section121.Theseller(ordecedent,ifbeingsoldbythedecedent’sestatel astusedthepropertyastheseller’s(decedent’s)principalresidencewithinthemeaningofIRCSection121withoutregardtothe two-yeartimeperiod.ThesellerhasalossorzerogainforCaliforniaincometaxpurposesonthissale.Tocheckthisboxyoumustcompl eteform593-E,RealEstateWithholding-ComputationofEstimatedGainorLossandhavealossorzerogainonline16.Thepropertyisbei ngcompulsorilyorinvoluntarilyconvertedandthesellerintendstoacquirepropertythatissimilarorrelatedinservic eorusetoqualifyfornonrecognitionofgainforCaliforniaincometaxpurposesunderIRCSection1033.Thetransferqualifie sfornonrecognitiontreatmentunderIRCSection351(transfertoacorporationcontrolledbythetransferor’sorIRCSection721(co ntributiontoapartnershipinexchangeforpartnershipinterest).Thesellerisacorporation(oralimitedliabilitycompany(LLC)cl assifiedasacorporationforfederalandCaliforniaincometaxpurposes)thatiseitherqualifiedthroughtheCaliforniaSecretaryofSt ateorhasapermanentplaceofbusinessinCalifornia.ThesellerisaCaliforniapartnershiporqualifiedtodobusinessinCalifornia(oran LLCthatisclassifiedasapartnershipforfederalandCaliforniaincometaxpurposesandisnotasinglememberLLC)thatisnotdisregardedfor federalandCaliforniaincometaxpurposes.Ifthisboxischecked,thepartnershiporLLCmuststillwithholdonnonresidentpartnersormembe rs.Thesellerisatax-examptentityunderCaliforniaorfederallaw.Thesellerisaninsurancecompany,individualretirementaccount,quali fiedpensionprofitsharingplan,orcharitableremaindertrustPartIII-Certificationsthatmaypartiallyorfullyexemptthesalefromwithho lding:RealEstateEacreeParon(REEP):Seeinstructionsforamountstowithhold.Thetransferqualifiesassimultaneouslike-kindexchangewit hinthemeaningofIRCSection1031Thetransferqualifiesasdeferredlike-kindexchangewithinthemeaningofIRCSection1031.Thetransferofth ispropertyisaninstallmentsalewherethebuyerisrequiredtowithholdontheprincipalportionofeachinstallmentpaymentCopiesofForm593-1 ,RealEstateWithholdingSaleAcknowledgement,andthepromissorynoteareattached.PartIV-Seller’sSignatureUnderpenaltiesofperjury,Iher ebycertifythattheinformationprovidedaboveis,tothebestofmyknowledge,trueandcorrect.Ifconditionschange,Iwillpromptlyinformthe withholdingagent.IunderstandthattheFranchiseTaxBoardmayreviewrelevantescrowdocumentstoensurewithholdingcomplianceandthatcomp letingthisformdoesnotexemptmefromfilingaCaliforniaincomeorfranchisetaxreturntoreportthissale.SalerNameandTitleSAler’sSinnatur eDateSpouse’sROP’sNamesSpouse’sRDP’sSignaturedateSaler,IfyouchackedanyboxinpartII.youareexampleformrealeatzwithholdering.Ifyo uchackedanyboxinpartIII.youmayqualityforapartialorcompletewithholdingexerrption.IfyouchackedanyboxinpartIIorPartIII.thewithho ldeingwillbe31/3%(.0333)ofthetotlesales=[riceortheoptionealgainonsalewithholdingtaxstatement.Ifyouarewithholdupon.thewithholdin gagentshouldgiveyouonecopyofform593.AttachacopyfromtheFTBuponrequest.ForPrivacyNotice,getfromFTB1121.7131093from693-CC22008(REV01-09)Exh:bitH,p,1of2

Exhibit H
GENERAL RELEASE
          FOR GOOD AND VALUABLE CONSIDERATION, the receipt and adequacy of which are hereby acknowledged, the undersigned, SPT Real Estate Finance, LLC, a Delaware limited liability company (“Releasor”), and each of its successors and assigns, does hereby forever release, discharge and acquit Springbrook Investments, L.P., a California limited partnership, its officers, directors, members, managers, agents and employees, and their respective its officers, directors, members, managers, agents, employees, successors, heirs, and assigns (collectively, “Releasees”), and each of them, of and from any and all claims, demands, obligations, liabilities, indebtednesses, breaches of contract, breaches of duty or any relationship, acts, omissions, misfeasance, malfeasance, cause or causes of action, debts, sums of money, accounts, compensations, contracts, controversies, promises, damages, costs, losses and expenses, of every type, kind, nature, description or character, and irrespective of how, why, or by reason of what facts, whether heretofore, now existing or hereafter arising, or which could, might, or may be claimed to exist, of whatever kind or name, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, each as though fully set forth herein at length, which in any way arise out of, are connected with or relate to the Loan (as that term and capitalized terms not otherwise defined herein are defined in that certain Settlement Agreement dated of even date herewith, pursuant to which this Release is delivered) (collectively, “Claims”), including, without limitation, all Claims arising out of, connected with or relating to the Loan Documents, the Settlement Agreement and the other Closing Documents (as such capitalized terms are defined in the Settlement Agreement) (other than (i) in the case of the Settlement Agreement and the other Closing Documents to which any Releasee is a party, Claims directly resulting from the material failure of any Releasee to observe or perform its obligations thereunder and (ii) any rights or remedies, including, without limitation, the right to contribution, which Releasor or any of its affiliates, subsidiaries, successors or assigns may have against a Releasee (or any of them) under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (codified at Title 42 U.S.C. § 9601 et seq.), as it may be amended from time to time, or any other applicable federal, state or local laws relating to hazardous materials).
          As further consideration for this Release, the Releasor hereby agrees, represents and warrants that the matters released herein are not limited to matters which are known or disclosed, and the Releasor hereby waives any and all rights and benefits which it now has, or in the future may have, conferred upon it by virtue of the provisions of Section 1542 of the Civil Code of the State of California which provides as follows:
A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.
Exhibit H, p. 1 of 2

          In this connection, the Releasor hereby agrees, represents and warrants that it realizes and acknowledges that factual matters now unknown to it may have given or may hereafter give rise to Claims which are presently unknown, unanticipated and unsuspected, and it further agrees, represents and warrants that this Release has been negotiated and agreed upon in light of that realization and that it nevertheless hereby intends to release, discharge and acquit the parties set forth hereinabove from any such unknown Claims which are in any way related to the matters released hereinabove.
          IT IS HEREBY FURTHER UNDERSTOOD AND AGREED that the acceptance of delivery of this Release by the parties released hereby shall not be deemed or construed as an admission of liability by any party released by the terms hereof, and each such party hereby expressly denies liability of any nature whatsoever arising from or related to the subject of the within Release.
          The Releasor hereby agrees, represents and warrants that it has had advice of counsel of its own choosing in negotiations for and the preparation of the within release, that it has read this Release or has had the same read to it by its counsel, that it has had the within Release fully explained by such counsel, and that it is fully aware of its contents and legal effect.
          DATED: September 3, 2009

RELEASOR:	SPT Real Estate Finance, LLC, a Delaware limited liability company

	By:	Shopoff Partners, L.P., a Delaware limited Partnership, sole member

		By:	Shopoff General Partner, LLC, a Delaware limited liability company, general partner

			By:	Shopoff Properties, Trust, Inc., a Maryland corporation, Manager

By:
William A. Shopoff,
President and Chief Executive Officer
Exhibit H, p. 2 of 2

Certification of Counsel
          I have advised the Releasor under the above Release of the meaning and effect of the provisions of Section 1542 of the California Civil Code and that Releasor, acting through its authorized agents, has voluntarily waived any rights Releasor may have thereunder, as well as under any other statutes or common law principles of similar effect.

Attorney for Releasor
Exhibit I, p. 1 of 1

Exhibit I
SCHEDULE OF ADDITIONAL CLOSING ITEMS
1.	Subdivision maps and filings with respect thereto.

2.	Engineering, environmental and soil reports.

3.	Surveys.

4.	Subdivision and other bonds.

5.	Marketing reports.

6.	List of deposits to utility companies.

7.	Copy of 2007-2008 and 2008-2009 tax bills.
Exhibit I, p. 1 of 1

Exhibit J
LITIGATION DISCLOSURE
None
Exhibit J, p. 1 of 1

Exhibit K
September      , 2009
Commerce Title
1265 Corona Pointe Court, Suite 210
Corona, CA 92879
Attention: Steve Gomez
Re:	Lender’s Policy No. __________ (the “Original Lender’s Policy”)
Dear Sir or Madam:
     A. Closing Documents. In connection with the transfer of certain property from Springbrook Investments, L.P., a California limited partnership (the “Borrower”), to SPT Real Estate Finance, LLC, a Delaware limited liability company (the “Transferee”), we are enclosing herewith or you will receive directly from the Borrower (or its counsel) the following for the purpose of obtaining issuance of a new owner’s policy in favor of the Transferee and/or endorsement of the above-referenced Original Lender’s Policy:
1.	Original, executed Grant Deed (to be delivered by the Borrower);

2.	Original, executed Estoppel Affidavit, with original, executed Partnership Authorization (to be delivered by the Borrower); and

3.	Original Promissory Note (the “Note”) dated March 29, 2006, from Borrower, as Maker, to Vineyard Bank, N.A., as endorsed and/or assigned to Transferee, as Holder, in the original principal amount of $5,187,000.00.
          You will also receive form the Transferee funds sufficient to cover the costs described in paragraph D.1 below.
     B. Conditions of Closing. You may record the Grant Deed upon fulfillment of the conditions set forth below:
1.	You hold the documents and funds referred to in Paragraph A above which documents are to be duly executed and acknowledged where required.

2.	You are prepared to issue your 2006 ALTA Standard Owner’s Title Policy

2

(herein the “Owner’s Policy”) naming the Transferee as the fee simple owner of the real property described in the Grant Deed (the “Property”) and insuring the Transferee in an amount to be specified by the Transferee, subject only to those exceptions specified in Lender’s Policy or otherwise approved by the undersigned in writing, including the lien of the Deed of Trust (the “Deed of Trust”) recorded on March 31, 2006 in the Official Records of the Recorder of Riverside County, California (“Official Records”) as document No. 2006-00229401, as modified by that certain Modification of Deed of Trust recorded in the Official Records on December 31, 2007, as document no. 20070772611.

3.	You have telephoned and received oral advice from Debra Dietrich of Croudace & Dietrich LLP (949) 794-9900 that all other conditions of closing required by the Transferee to be fulfilled have been fulfilled to the satisfaction of the Transferee.
     C. Closing Procedures. In closing this file, you will strictly adhere to the procedures set forth hereinbelow. All requirements with respect to closing shall be considered as having taken place simultaneously, and no delivery shall be considered as having been made until all deliveries and closing transactions have been accomplished.
1.	Record the Grant Deed referred to above in Paragraph A.1 in the Official Records of Riverside County in such a manner as will enable you to issue the Owner’s Policy.

2.	Deliver to the undersigned a conformed copy of the Grant Deed referred to in Paragraph A.l above and the original and two copies of each of the Owner’s Policy.

3.	Mark the Note “CANCELLED”, deliver the original thereof to Borrower (or its counsel) and deliver a photocopy thereof to the undersigned.
     D. General Instructions.
1.	All costs and expenses for the Owner’s Policy, escrow fees, photocopying, recording fees, mortgage taxes, title company services, and all other fees, charges and taxes with respect to the closing of this transaction shall be paid by Transferor.

2.	If you are unable to comply with these instructions and close this escrow on or before 5:00 p.m. on September 4, 2009, or if there are to be any changes therein, you are not to proceed without further written authorization from the Transferee. If there are any questions concerning the above, please call the undersigned immediately.

3

          PLEASE IMMEDIATELY RETURN AN EXECUTED COPY OF THESE INSTRUCTIONS TO THE UNDERSIGNED.
Very truly yours,

CROUDACE & DIETRICH LLP

Attorneys for the Transferee
The undersigned acknowledges receipt of the within recording instructions and agrees to proceed in strict accordance therewith.
COMMERCE TITLE

By:

Name:

Title:

Date:

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